Bahl & Gaynor Income Growth ETF
Schedule of Investments
September 30, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS — 99.5%
	Consumer Discretionary — 8.3%
8,252	Home Depot, Inc.	$2,493,424
11,953	McDonald’s Corporation	3,148,898
29,810	Starbucks Corporation	2,720,759
		8,363,081
	Consumer Staples — 13.2%
62,260	Keurig Dr Pepper, Inc.	1,965,548
54,724	Mondelez International, Inc. - Class A	3,797,846
22,885	PepsiCo, Inc.	3,877,634
24,852	Procter & Gamble Company	3,624,913
		13,265,941
	Energy — 9.8%
22,932	Chevron Corporation	3,866,793
9,513	Exxon Mobil Corporation	1,118,539
50,850	Kinder Morgan, Inc.	843,093
15,866	Phillips 66	1,906,300
62,853	Williams Companies, Inc.	2,117,518
		9,852,243
	Financials — 10.2%
15,280	Marsh & McLennan Companies, Inc.	2,907,784
20,002	PNC Financial Services Group, Inc.	2,455,646
27,712	Regions Financial Corporation	476,646
12,505	Travelers Companies, Inc.	2,042,192
70,404	US Bancorp	2,327,556
		10,209,824
	Health Care — 14.4%
11,589	Abbott Laboratories	1,122,395
27,851	AbbVie, Inc.	4,151,470
7,740	Eli Lilly & Company	4,157,386
10,720	Medtronic PLC	840,019
40,529	Merck & Company, Inc.	4,172,460
		14,443,730
	Industrials — 14.6%
9,405	Automatic Data Processing, Inc.	2,262,655
13,701	Eaton Corporation PLC	2,922,150
11,719	Fastenal Company	640,326
6,818	Illinois Tool Works, Inc.	1,570,254
8,392	Johnson Controls International PLC	446,538
5,289	Lockheed Martin Corporation	2,162,989
12,671	Paychex, Inc.	1,461,346
14,762	RTX Corporation	1,062,421
13,434	United Parcel Service, Inc. - Class B	2,093,958
		14,622,637
	Information Technology — 14.5%
5,908	Broadcom, Inc.	4,907,066
36,727	Cisco Systems, Inc.	1,974,444
41,185	Corning, Inc.	1,254,907
5,938	Microsoft Corporation	1,874,924
5,152	NXP Semiconductors NV	1,029,988
9,579	QUALCOMM, Inc.	1,063,844
15,844	Texas Instruments, Inc.	2,519,354
		14,624,527
	Materials — 3.6%
12,603	Air Products and Chemicals, Inc.	3,571,690
	Real Estate — 4.5%
21,718	Prologis, Inc.	2,436,977
42,769	Realty Income Corporation	2,135,884
		4,572,861
	Utilities — 6.4%
12,232	Eversource Energy	711,291
39,667	NextEra Energy, Inc.	2,272,522
34,770	Sempra	2,365,404
14,077	WEC Energy Group, Inc.	1,133,902
		6,483,119
	TOTAL COMMON STOCKS (Cost $77,106,558)	100,009,653

	SHORT-TERM INVESTMENTS — 0.8%
Principal Amount	U.S. Treasury Bills — 0.8%
$748,000	United States Treasury Bill, 5.44%, 12/21/2023 (a)	739,176
79,000	United States Treasury Bill, 5.45%, 12/28/2023 (a)	77,985
		817,161
	TOTAL SHORT-TERM INVESTMENTS (Cost $817,133)	817,161

	TOTAL INVESTMENTS (Cost $77,923,691) — 100.3%	100,826,814
	Liabilities in Excess of Other Assets — (0.3)%	(282,153)
	NET ASSETS — 100.0%	$100,544,661

Percentages are stated as a percent of net assets.

(a) Zero coupon bond; effective yield is shown.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at September 30, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2023:

Bahl & Gaynor Income Growth ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$100,009,653	$–	$–	$100,009,653
Short-Term Investments	–	817,161	–	817,161
Total Investments in Securities	$100,009,653	$817,161	$–	$100,826,814

(a) See Schedule of Investments for breakout of investments by sector classification.

For the period ended September 30, 2023, the Fund did not recognize any transfers to or from Level 3.